UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 5, 2026
Date of Report (Date of earliest event reported)
DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38142		35-2581557
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note

This Amendment No. 1 to Form 8-K (this "Amendment") amends the Current Report on Form 8-K furnished by Delek US Holdings, Inc. on August 5, 2026 (the "Original Form 8-K"). The Original Form 8-K correctly included disclosure under Item 2.02, "Results of Operations and Financial Condition," and Item 9.01, "Financial Statements and Exhibits." This Amendment is being filed solely to correct the EDGAR Item designation associated with the Original Form 8-K, which excluded Item 2.02 from the EDGAR Item designation. No changes have been made to the disclosure contained in the Original Form 8-K, including the earnings release furnished as Exhibit 99.1, and this Amendment does not modify, update or supplement any information contained in the Original Form 8-K.

Item 2.02 Results of Operations and Financial Condition

On August 5, 2026, Delek US Holdings, Inc. (the "Company") announced its financial results for the quarter ended June 30, 2026. The full text of the press release is furnished as Exhibit 99.1 hereto.
The information in the attached Exhibit is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition” on Form 8-K. The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such filing.
During the earnings call on August 5, 2026, the Company will use the presentation materials available online at ir.delekus.com containing supplemental financial information.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release of Delek US Holdings, Inc. issued on August 5, 2026.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2026	DELEK US HOLDINGS, INC.

/s/ Robert Wright
Name: Robert Wright
Title: Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)